UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: August 19, 2016

(Date of earliest event reported)

Gas Natural Inc.
(Exact name of registrant as specified in its charter)

Ohio	001-34585	27-3003768
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1375 East Ninth Street, Suite 3100, Cleveland, Ohio	44114
(Address of principal executive offices)	(Zip Code)

(440) 974-3770

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Changes in Registrant’s Certifying Accountant.

On August 19, 2016, Gas Natural Inc. (the “Company”) notified MaloneBailey, LLP (the “Former Accounting Firm”) that it had been dismissed as the Company’s independent registered public accounting firm. The Company engaged Freed Maxick CPAs, P.C. (the “New Accounting Firm”) as its new independent registered public accounting firm effective immediately. The Company’s Audit Committee and Board of Directors approved the change in independent accountants.

The audit report of the Former Accounting Firm on the Company’s financial statements as of and for the fiscal years ended December 31, 2015 and 2014, did not contain an adverse opinion or disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope or accounting principles.

During the two fiscal years ended December 31, 2015 and 2014 and through August 19, 2016, there were no (a) disagreements between the Company and the Former Accounting Firm on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which, if not resolved to the satisfaction of the Former Accounting Firm, would have caused the Former Accounting Firm to make reference thereto in connection with its opinion on the financial statements for such years or (b) “reportable events,” as such term is defined in Item 304(a)(1)(v) of Regulation S-K.

The Company provided the Former Accounting Firm with a copy of this Current Report on Form 8-K, and requested that the Former Accounting Firm furnish it with a letter addressed to the Securities and Exchange Commission stating whether the Former Accounting Firm agrees with the above statements. A copy of such letter, dated August 19, 2016, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

During the Company’s two most recent fiscal years and the subsequent interim period prior to the engagement of the New Accounting Firm, the Company did not consult with the New Accounting Firm regarding: (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s financial statements, and either a written report was provided to the Company or oral advice was provided that New Accounting Firm concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement or a reportable event, as such terms are used in paragraphs (a)(1)(iv) and (v), respectively, of Item 304 of Regulation S-K. The Company consulted with the New Accounting Firm in connection with the Company’s compliance with the requirements of the Sarbanes-Oxley Act of 2002 for fiscal years 2014 and 2015.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

16.1	Letter from MaloneBailey, LLP, dated August 19, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Gas Natural Inc.

	By:	/s/ Christopher J. Hubbert
	Name:	Christopher J. Hubbert
	Title:	Corporate Secretary

Dated: August 19, 2016